                                                     Filed Pursuant to Rule 497C
                                                     Registration No. 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002
--------------------------------------------------------------------------------

This Prospectus describes the fourteen (14) Portfolios* offered by EQ Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

             DOMESTIC PORTFOLIOS              INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------   ----------------------------------
           EQ/Alliance Technology                   EQ/Alliance Global
           EQ/AXP New Dimensions**            EQ/Capital Guardian International
       EQ/Bernstein Diversified Value
       EQ/Calvert Socially Responsible            BALANCED/HYBRID PORTFOLIOS
       EQ/Capital Guardian U.S. Equity        ----------------------------------
              EQ/Equity 500 Index              EQ/Alliance Growth Investors
            EQ/FI Small/Mid Cap Value                    EQ/Balanced
       EQ/MFS Emerging Growth Companies
               EQ/MFS Research
           EQ/Small Company Index

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Subject to shareholder approval, we anticipate that the EQ/AXP New Dimensions Portfolio (the "replaced portfolio") will be merged into the EQ/Capital Guardian U.S. Equity Portfolio, on or about July 12, 2002. After the merger, the replaced portfolio will no longer be available.
   --------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 7

Overview

--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA or Class IB shares of fourteen (14) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2 Overview                                                   EQ Advisors Trust

Table of contents

--------------------------------------------------------------------------------

 1. Summary Information Concerning EQ
    Advisors Trust                           4
----------------------------------------------
 2. About the Investment Portfolios          8
----------------------------------------------
   DOMESTIC PORTFOLIOS                      10
      EQ/Alliance Technology                10
      EQ/AXP New Dimensions                 11
      EQ/Bernstein Diversified Value        12
      EQ/Calvert Socially Responsible       14
      EQ/Capital Guardian U.S. Equity       16
      EQ/Equity 500 Index                   17
      EQ/FI Small/Mid Cap Value             18
      EQ/MFS Emerging Growth Companies      20
      EQ/MFS Research                       22
      EQ/Small Company Index                23
   INTERNATIONAL STOCK PORTFOLIOS           24
      EQ/Alliance Global                    24
      EQ/Capital Guardian International     26
   BALANCED/HYBRID PORTFOLIOS               27
      EQ/Alliance Growth Investors          27
      EQ/Balanced                           29

 3. More Information on Principal Risks     32
----------------------------------------------
 4. Management of the Trust                 36
----------------------------------------------
   The Trust                                36
   The Manager                              36
   Management Fees                          36
   Expense Limitation Agreement             37
 5. Fund Distribution Arrangements          38
----------------------------------------------
 6. Purchase and Redemption                 39
----------------------------------------------
 7. How Assets are Valued                   40
----------------------------------------------
 8. Tax Information                         41
----------------------------------------------
 9. Financial Highlights                    42
----------------------------------------------





EQ Advisors                                               Table of contents  3

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

The following chart highlights the fourteen (14) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC.* The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 32.

---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                            INVESTMENT OBJECTIVE(S)
EQ/ALLIANCE TECHNOLOGY               Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective
---------------------------------------------------------------------------------------------------------------
EQ/AXP NEW DIMENSIONS                Seeks long-term growth of capital

---------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE       Seeks capital appreciation


---------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE      Seeks long-term capital appreciation

---------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S. EQUITY      Seeks long-term growth of capital

---------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                  Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index

---------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation


---------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth

---------------------------------------------------------------------------------------------------------------
EQ/MFS RESEARCH                      Seeks to provide long-term growth of capital and future income

---------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible (before the deduction of
                                     Portfolio expenses) the total return of the Russell 2000 Index
---------------------------------------------------------------------------------------------------------------

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.



4 Summary information concerning EQ Advisors Trust           EQ Advisors Trust

--------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are expected to        General investment, equity, sector, growth investing,
benefit from technological advances and improvements with                 small-cap and mid-cap companies, derivatives,
potential for capital appreciation and growth of capital, including       foreign securities, and fixed income risks
well-known, established companies or new or unseasoned
companies
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies showing the potential for significant          General investment, equity, growth investing and
growth (often including securities of companies operating in areas        foreign securities
risks with dynamic economic and technological changes occurring and foreign markets)
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of relatively large capitalization domestic companies   General investment, equity, value investing,
that the Adviser believes are inexpensively priced relative to their      derivatives, and fixed income risks
return on total equity or capital
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that meet both            General investment, equity, growth investing, and
investment and social criteria                                            mid-cap company risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. companies with market                 General investment, equity, and foreign securities
capitalization greater than $1 billion at the time of purchase            risks
--------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities lending      General investment, equity, index-fund, and
                                                                          derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with small           General investment, equity, small-cap and mid-cap
capitalizations (similar to companies in the S&P Small MidCap 600 or      company, sector, value investing, portfolio turnover,
the Russell 2000) and mid-capitalizations (similar to companies in        and foreign securities risks
the S&P MidCap 400 or the Russell MidCap)
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the potential to      General investment, equity, foreign securities, small
become major enterprises or that are major enterprises whose rates        cap and mid-cap companies, and portfolio turnover risks
of earnings growth are expected to accelerate
--------------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock of               General investment, equity, small-cap and mid-cap
companies with better than average prospects for long-term growth         company, foreign securities, and portfolio turnover risks
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell 2000 Index            General investment, equity, index-fund, small-cap
                                                                          company, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------



EQ Advisors Trust          Summary information concerning EQ Advisors Trust  5


--------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
--------------------------------------------------------------------------------
 PORTFOLIO                             INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/ALLIANCE GLOBAL                    Seeks long-term growth of capital

--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNATIONAL     Seeks long-term growth of capital

--------------------------------------------------------------------------------


EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                        INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH INVESTORS     Seeks to achieve the highest total return
                                 consistent with the Adviser's determination of
                                 reasonable risk
--------------------------------------------------------------------------------
EQ/BALANCED                      Seeks to achieve a high return through both
                                 appreciation of capital and current income
--------------------------------------------------------------------------------

6 Summary information concerning EQ Advisors Trust           EQ Advisors Trust

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies (including   General investment, equity, growth investing, foreign
shares of other mutual funds investing in foreign securities), debt      securities, and derivatives risks
securities, derivatives, and securities lending
-----------------------------------------------------------------------------------------------------------------------------
Non-U.S. equity securities primarily of companies located in Europe,     General investment, equity, foreign securities,
Canada, Australia, and the Far East                                      growth investing, and derivatives risks
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                         PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,          General investment, asset allocation, equity, fixed
convertible securities, securities of small and medium-sized            income, leveraging, derivatives, liquidity, convertible
companies) and debt securities (including foreign debt securities       securities, junk bond, and debt securities (including
and junk bonds), derivatives, and securities lending                    foreign debt securities and portfolio turnover, growth
                                                                        investing, value investing, and foreign
                                                                        securities risks
-----------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments, foreign           General investment, equity, multiple adviser, asset
securities, derivatives, and securities lending                         allocation, fixed income, derivatives, growth investing,
                                                                        leveraging, liquidity, portfolio turnover, small-cap and
                                                                        mid-cap company risk, value investing, and foreign
                                                                        securities risks
-----------------------------------------------------------------------------------------------------------------------------



EQ Advisors Trust          Summary information concerning EQ Advisors Trust  7

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, asset-backed and corporate bonds.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 1000 TECHNOLOGY INDEX is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

8 About the investment portfolios                            EQ Advisors Trust

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 with lower price-to-book ratios and lower forcasted values.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends.

70% S&P 500/30% LEHMAN GOV'T/CORP. is made up 70% by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% by the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

50% (OR 70%) S&P 500 INDEX/50% (OR 30%) LEHMAN AGGREGATE BOND INDEX is made up 50% (or 70%) by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 30%) by the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

EQ Advisors Trust                           About the investment portfolios  9

DOMESTIC PORTFOLIOS

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts. Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchange-traded call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o    invest up to 10% of its total assets in warrants; and

o    make loans of its portfolio securities of up to 33.3% of its total assets.

When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks, investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term, foreign currency-denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principle Risks."

     o    Derivatives Risk
     o    Equity Risk
     o    Fixed Income Securities Risk
     o    Foreign Securities Risk
     o    Growth Investing Risk
     o    Sector Risk
     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE
The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is May 1, 2000.The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


2001    -24.43%



 Best quarter (% and time period)    Worst quarter (% and time period)
 34.40% (2001 4th Quarter)           (35.01)% (2001 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                              SINCE
                                            ONE YEAR         INCEPTION
-------------------------------------------------------------------------------
EQ/Alliance Technology Portfolio
-- Class IB Shares                          (24.43)%         (33.67)%
-------------------------------------------------------------------------------
Russell 1000 Technology Index*,**           (29.67)%         (40.09)%
-------------------------------------------------------------------------------
NASDAQ Composite Index*                     (21.05)%         (33.61)%
-------------------------------------------------------------------------------

 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GERALD MALONE is principally responsible for the day-to-day management of the Portfolio. Mr. Malone, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1992.


10 About the investment portfolios                           EQ Advisors Trust

EQ/AXP NEW DIMENSIONS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

The Portfolio's Adviser selects investments by:

o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o    the security is overvalued relative to alternative investments;

o    the company has met the Adviser's earnings and/or growth expectations;

o political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

o    the Adviser identifies a more attractive opportunity.

When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs borne by shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Foreign Securities Risk

     o    Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

2001          -15.51%


Best quarter (% and time period)    Worst quarter (% and time period)
12.70% (2001 4th Quarter)           (15.70)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                            SINCE
                                         ONE YEAR         INCEPTION
-------------------------------------------------------------------------------
EQ/AXP New Dimensions Portfolio
-- Class IB Shares                       (15.51)%         (23.24)%
-------------------------------------------------------------------------------
S&P 500 Index*                           (11.88)%         (17.84)%
-------------------------------------------------------------------------------


*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 601 Second Avenue South, Minneapolis, MN 55402. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. DOUG GUFFY and ANNE OBERMEYER serve as portfolio managers. They have been associated with AEFC since 1994 and 1984, respectively.

EQ Advisors Trust                          About the investment portfolios  11

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

o    low price to earnings ratios;
o    high yield;
o    unrecognized assets;
o    the possibility of management change; and/or
o    the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk
     o    Equity Risk
     o    Fixed Income Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's commencement date was January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance Capital was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998      20.01%
1999       3.55%
2000      -1.94%
2001       3.09%


 Best quarter (% and time period)    Worst quarter (% and time period)
 23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                SINCE
                                                ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
EQ/Bernstein Diversified Value Portfolio
-- Class IB Shares                                3.09%         5.87%
-------------------------------------------------------------------------------
Russell 1000 Value Index*                        (5.59)%        5.82%
-------------------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship be-

12 About the investment portfolios                           EQ Advisors Trust
tween a security's current price and its normal or long-term earnings power as determined by its investment research.

MARILYN G. FEDAK and STEVEN PISARKIEWICZ have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989.


EQ Advisors Trust                          About the investment portfolios  13

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing," it also makes good business sense.

-------------------------------------------------------------------------------
   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.
-------------------------------------------------------------------------------

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

     o production of or the manufacture of equipment to produce nuclear energy;

     o    business activities in support of repressive regimes;

     o    manufacture of weapon systems;

     o    manufacture of alcoholic beverages or tobacco products;

     o    operation of gambling casinos; or

     o    a pattern and practice of violating the rights of indigenous people.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Growth Investing Risk

     o    Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance.


14 About the investment portfolios                           EQ Advisors Trust

The inception date for this Portfolio is September 1, 1999. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]



2000       -2.87%
2001      -14.74%

 Best quarter (% and time period)    Worst quarter (% and time period)
 16.47% (2001 4th Quarter)           (19.77)% (2001 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                    SINCE
                                                  ONE YEAR        INCEPTION
-------------------------------------------------------------------------------
EQ/Calvert Socially Responsible Portfolio
-- Class IB Shares                                (14.74)%         (4.64)%
-------------------------------------------------------------------------------
Russell 3000 Index*                               (11.46)%         (3.15)%
-------------------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 2001, Calvert had $7.54 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 25 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.



EQ Advisors Trust                          About the investment portfolios  15

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

2000    3.56%
2001   -2.01%

Best quarter (% and time period)    Worst quarter (% and time period)
16.73% (2001 4th Quarter)           (16.86)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                  SINCE
                                                 ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity Portfolio
-- Class IB Shares                                (2.01)%         1.95%
-------------------------------------------------------------------------------
S&P 500 Index*                                   (11.88)%        (4.31)%
-------------------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.

16 About the investment portfolios                           EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index ("S&P 500").

THE INVESTMENT STRATEGY
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the portfolio will hold all 500 securities in the S & P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

o    Derivatives Risk
o    Equity Risk
o    Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1995     36.5%
1996     22.4%
1997     32.6%
1998     28.1%
1999     20.40%
2000    -9.60%
2001   -11.95%

Best quarter (% and time period)    Worst quarter (% and time period)
21.15% (1998 4th Quarter)           (14.66)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SINCE
                                   ONE YEAR       FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
EQ/Equity 500 Index Portfolio -
  Class IA Shares                  (11.95)%         10.23%         13.77%
-------------------------------------------------------------------------------
S&P 500 Index*                     (11.88)%         10.70%         14.21%
-------------------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO
ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

EQ Advisors Trust                          About the investment portfolios  17

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies who are above this level after purchase continue to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average P/E or P/B ratios. The stocks of these companies are often called "value" stocks.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, the Adviser invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued. The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk
     o    Foreign Securities
     o    Portfolio Turnover Risk
     o    Sector Risk
     o    Small-Cap and Mid-Cap Company Risk
     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because FMR was not the Adviser to the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998        -10.02%
1999          1.80%
2000          5.13%
2001          4.04%


 Best quarter (% and time period)    Worst quarter (% and time period)
 14.86% (2001 4th Quarter)           (20.25)% (1998 3rd Quarter)

18 About the investment portfolios            EQ Advisors Trust

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE
                                           ONE YEAR    INCEPTION
-------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value Portfolio -
  Class IB Shares                            4.04%        3.87%
Russell 2500 Value Index*                    9.74%       12.16%

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and is responsible for the day-to-day management of the Portfolio. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR from 1985 through 2001 and with FMR Co., Inc., an affiliate of FMR, from 2001 to present.


EQ Advisors Trust                          About the investment portfolios  19

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Foreign Securities Risk

             Emerging Market

     o    Portfolio Turnover Risk

     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


1998       34.57%
1999       73.62%
2000      -18.83%
2001      -34.06%


 Best quarter (% and time period)    Worst quarter (% and time period)
 53.01% (1999 4th Quarter)           (28.50)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE
                                        ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
  Portfolio - Class IB Shares             (34.06)%        9.55%
-------------------------------------------------------------------------------
 Russell 3000 Growth Index*               (19.63)%        7.08%

 * For more information on this index, see the preceding section "The
Benchmarks."

20 About the investment portfolios                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.

EQ Advisors Trust                          About the investment portfolios  21

EQ/MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o    favorable prospects for long-term growth;

o    attractive valuations based on current and expected earnings or cash flow;

o    dominant or growing market share; and

o    superior management.


The Portfolio may invest in securities of companies of any size but primarily in large-cap companies. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Equity Risk

     o    Foreign Securities Risk

     o    Portfolio Turnover Risk

     o    Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998        24.11%
1999        23.12%
2000        -5.25%
2001       -21.82%


 Best quarter (% and time period)    Worst quarter (% and time period)
 21.36% (1998 4th Quarter)           (19.63)% (2001 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                    SINCE
                                   ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/MFS Research Portfolio --
  Class IB Shares                    (21.82)%        6.01%
-------------------------------------------------------------------------------
 Russell 3000 Index*                 (11.46)%        9.55%
-------------------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The portfolio is managed by a team of equity research analysts.

22 About the investment portfolios                           EQ Advisors Trust

EQ/SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."


     o    Derivatives Risk

     o    Equity Risk

     o    Index-Fund Risk

     o    Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998        -2.27%
1999        20.68%
2000        -3.43%
2001         2.12%


 Best quarter (% and time period)    Worst quarter (% and time period)
 21.08% (2001 4th Quarter)           (20.75)% (2001 3rd Quarter)


                 AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE
                                        ONE YEAR     INCEPTION
-------------------------------------------------------------------------------
 EQ/Small Company Index Portfolio -
  Class IB Shares                          2.12%        3.85%
-------------------------------------------------------------------------------
 Russell 2000 Index*                       2.49%        4.10%
-------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 280 Park Avenue, New York, New York 10017. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of December 31, 2001, DAMI had approximately $548.9 billion under management.


EQ Advisors Trust                          About the investment portfolios  23

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends normally to invest in at least three countries (including the United States).

-------------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.
-------------------------------------------------------------------------------

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Foreign Securities Risk

     o    Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Global Portfolio whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1992           -0.5%
1993           32.1%
1994            5.2%
1995           18.8%
1996           14.6%
1997           11.7%
1998           21.8%
1999          38.53%
2000         -18.66%
2001         -20.08%

 Best quarter (% and time period)    Worst quarter (% and time period)
 26.60% (1998 4th Quarter)           (19.16)% (2001 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                      ONE YEAR       FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
EQ/Alliance Global
  Portfolio -
  Class IA Shares     (20.08)%         4.12%          8.71%
-------------------------------------------------------------------------------
MSCI World
  Index*              (16.82)%         5.37%          8.06%
-------------------------------------------------------------------------------
*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered invest-



24 About the investment portfolios                           EQ Advisors Trust
ment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1990.


EQ Advisors Trust                          About the investment portfolios  25

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Derivatives Risk

     o    Equity Risk

     o    Foreign Securities Risk
               Emerging Market Risk

     o    Growth Investing Risk

PORTFOLIO PERFORMANCE
The bar chart below illustrates the Portfolio's annual total returns for each of the last two calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


2000     -19.19%
2001     -20.89%

 Best quarter (% and time period)    Worst quarter (% and time period)
 11.07% (2001 4th Quarter)           (17.77)% (2001 3rd Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                           SINCE
                                         ONE YEAR        INCEPTION
-------------------------------------------------------------------------------
 EQ/Capital Guardian International
  Portfolio - Class IB Shares              (20.89)%         (3.81)%
-------------------------------------------------------------------------------
 MSCI EAFE Index*                          (21.44)%         (7.54)%
-------------------------------------------------------------------------------
*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception.Capital Guardian has been providing investment management services since 1968.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.

26 About the Investment Portfolios                           EQ Advisors Trust

BALANCED/HYBRID PORTFOLIOS

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. In seeking to achieve the Portfolio's investment objective, the equity portion will be divided between two strategies-a Disciplined Growth Equity strategy and a Diversified Value Equity strategy. The Disciplined Growth Equity strategy will pursue its objective by investing in U.S. equity securities that, in the judgment of the Adviser, have the potential to appreciate in value. These securities will be selected from the most attractive stocks in the Adviser's research universe, based on its analyst's ratings and proprietary measures of earnings momentum, prospective growth and valuation. The Diversified Value Equity strategy will be value oriented, with value defined as the relationship between a security's current price and its normal long-term earnings power and the Adviser will use a "bottom-up" approach to find companies that, among other factors, have low price to earnings ratios, unrecognized assets and high yield. The allocated debt portion of the Portfolio will follow a policy of investing at least 65% of its allocated portion in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

The Portfolio's investments in equity securities will primarily be in large capitalization U.S. companies and include both exchange-traded and over-the-counter common stocks and other equity securities. The Portfolio's equity securities may also, include foreign stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio's debt securities may include long and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks. The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, repurchase agreements and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 20% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset Allocation Risk

     o Convertible Securities Risk

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

          Credit Risk

          Interest Rate Risk

          Investment Grade Securities Risk

          Mortgage-Backed Securities Risk

          Zero Coupon and Pay-in-Kind Securities Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Portfolio Turnover Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth Investors Portfolio whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust                           About the Investment Portfolios 27

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1992                4.9%
1993               15.3%
1994               -3.2%
1995               26.4%
1996               12.6%
1997               16.9%
1998               19.1%
1999              26.58%
2000              -6.71%
2001             -12.43%

Best quarter (% and time period)    Worst quarter (% and time period)
18.13% (1998 4th Quarter)           (13.11)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
EQ/Alliance Growth Investors
  Portfolio - Class IA Shares     (12.43)%          7.55%          9.14%
-------------------------------------------------------------------------------
70% S&P 500 Index/
  30% Lehman Aggregate
  Index*, **                       (5.78)%          9.72%         11.22%
-------------------------------------------------------------------------------
70% S&P 500 Index/30%
  Lehman Gov't/Corp.*              (5.73)%         10.08%         11.44%
-------------------------------------------------------------------------------

 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio's Disciplined Growth Equity strategy will be managed by the Group Leader for the Disciplined Growth Portfolio Product team, JOHN BLUNDIN, an Executive Vice President and Portfolio Manager of Alliance Capital since 1972. The Portfolio's Diversified Value Equity strategy will be managed by Alliance Capital through its Bernstein Investment Research and Management Unit ("Bernstein"), which is headed by MARILYN GOLDSTEIN FEDAK and STEVEN PISARKIEWICZ. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Policy Group and has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989. ALISON MARTIER is responsible for the day-to-day management of the Portfolio's debt securities allocation. Ms. Martier is a Senior Vice President of Alliance Capital or its parent company and has been associated with Alliance Capital since 1979.

28 About the Investment Portfolios                           EQ Advisors Trust

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY
The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities which may include American depositary receipts and other depositary arrangements).

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the appropriate asset mix.

The Portfolio may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o    Asset Allocation Risk

     o    Derivatives Risk

     o    Equity Risk

     o    Fixed Income Risk

              Credit Risk

              Interest Rate Risk

              Investment Grade Securities Risk

     o    Foreign Securities Risk

     o    Growth Investing Risk

     o    Leveraging Risk

     o    Liquidity Risk

     o    Multiple-Adviser Risk

     o    Portfolio Turnover Risk

     o    Small-Cap and Mid-Cap Company Risk

     o    Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's perfor-


EQ Advisors Trust                           About the Investment Portfolios 29
mance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/ Balanced Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Balanced Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. Until May 1, 2000 Alliance Capital was the sole Adviser of the Portfolio, since that date it has employed multiple Advisers. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1992                 -2.8%
1993                 12.3%
1994                 -8.0%
1995                 19.8%
1996                 11.7%
1997                 15.1%
1998                 18.1%
1999                17.79%
2000                -1.32%
2001                -1.85%


Best quarter (% and time period)    Worst quarter (% and time period)
13.88% (1998 4th Quarter)           (8.44)% (2001 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                ONE YEAR      FIVE YEARS       TEN YEARS
-------------------------------------------------------------------------------
EQ/Balanced Portfolio - Class
  IA Shares                      (1.85)%         9.16%           7.60%
-------------------------------------------------------------------------------
50% S&P 500/50% Lehman
  Aggregate*                     (1.67)%         9.50%          10.31%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments LLC, formerly known as Prudential Investments Fund Management LLC, Jennison Associates LLC and Mercury Advisors have been selected by the Manager to serve as Advisers for this Portfolio. New or additional advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and allocates all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a period basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance Capital are as follows:

   TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance Capital portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since 1970. Ms. Martier is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital or its parent company since 1979.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian was added as an Adviser to the Portfolio on May 1, 2000. Capital Guardian has been providing investment management services since 1968.

   The day-to-day investment management decisions for that portion of the Portfolio's total assets allocated to Capital Guardian are made by a team of portfolio managers at Capital Guardian.

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, has been an Adviser to the Portfolio since December 6, 2001. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $529 billion as of December 31, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to Mercury are as follows:

   KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino


30 About the Investment Portfolios                           EQ Advisors Trust
   has been, a Managing Director of Mercury since 1997. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997. Mr. Martorelli was a First Vice President of Mercury (or its predecessory) and Vice President of Mercury (or its predecessor) from 1987 to 1997.

PRUDENTIAL INVESTMENTS LLC ("PI") formerly known as Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio on May 1, 2000. PI and its predecessors have served as manager or administrator to investment companies since 1987.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio on May 1, 2000. PI supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to PI and Jennison are as follows:

   MICHAEL A. DEL BALSO. Michael A. Del Balso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. Del Balso joined Jennison in 1972.

   KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC.


EQ Advisors Trust                           About the Investment Portfolios 31

3.  More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

     ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

     SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

     FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

     ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore,

32 More information on principal risks                       EQ Advisors Trust
     usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     Credit risk is particularly significant for certain Portfolios, such as the EQ/Alliance Growth Investors Portfolio, that may invest a material portion of its assets in "JUNK BONDS" or lower-rated securities.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe


EQ Advisors Trust                        More information on principal risks  33
     price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index and the EQ/Small Company Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500. The EQ/Small Company Index Portfolio utilizes a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 or Russell 2000) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on

34 More information on principal risks                       EQ Advisors Trust
the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

EQ Advisors Trust                      More information on principal risks  35

4. Management of the Trust

--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.

MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2001 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001

-------------------------------------------------------------------------------
                                                   RATE OF
                                                     FEES
                                                    WAIVED
                                    ANNUAL           AND
                                     RATE         EXPENSES
 PORTFOLIOS                        RECEIVED      REIMBURSED
-------------------------------------------------------------------------------
 EQ/Alliance Global                  0.73%          0.00%
 EQ/Alliance Growth Investors        0.57%          0.00%
 EQ/Alliance Technology              0.90%          0.08%
 EQ/AXP New Dimensions               0.65%          1.01%
 EQ/Balanced                         0.57%          0.00%
 EQ/Bernstein Diversified Value      0.64%          0.03%
 EQ/Calvert Socially Responsible     0.65%          1.31%
 EQ/Capital Guardian                 0.85%          0.19%
   International
 EQ/Capital Guardian U.S. Equity     0.65%          0.06%
 EQ/Equity 500 Index                 0.25%          0.00%
 EQ/Fl Small/Mid Cap Value           0.75%          0.01%
 EQ/MFS Emerging Growth              0.63%          0.00%
   Companies
 EQ/MFS Research                     0.65%          0.02%
 EQ/Small Company Index              0.25%          0.00%
-------------------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without

36 Management of the Trust                                   EQ Advisors Trust
shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of each Portfolio (except for the Portfolios for which Alliance Capital serves as sole Adviser, other than the EQ/Alliance Technology Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS


                                           TOTAL EXPENSES LIM-
                                         ITED TO (% OF DAILY
 PORTFOLIOS                                  NET ASSETS)
-------------------------------------------------------------------------------
 EQ/Alliance Technology                          0.90%
 EQ/AXP New Dimensions                           0.70%
 EQ/Balanced                                     0.65%
 EQ/Bernstein Diversified Value                  0.70%
 EQ/Calvert Socially Responsible                 0.80%
 EQ/Capital Guardian International               0.95%
 EQ/Capital Guardian U.S. Equity                 0.70%
 EQ/FI Small/Mid Cap Value                       0.85%
 EQ/MFS Research                                 0.70%
 EQ/Small Company Index                          0.60%
-------------------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or two or three years for certain Portfolios) of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

EQ Advisors Trust                                  Management of the Trust  37

5. Fund distribution arrangements

--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

38 Fund distribution arrangements                            EQ Advisors Trust

6. Purchase and redemption

--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

EQ Advisors Trust                                  Purchase and redemption  39

7. How assets are valued
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

-------------------------------------------------------------------------------
                   TOTAL MARKET VALUE    CASH AND
                      OF SECURITIES   + OTHER ASSETS - LIABILITIES
 NET ASSET VALUE =  -------------------------------------------------
                              NUMBER OF OUTSTANDING SHARES
-------------------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o    SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.


40 How assets are valued                                      EQ Advisor Trust

8.  Tax information

--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust                                          Tax information  41

9. Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/ALLIANCE GLOBAL PORTFOLIO(d):

                                                                        CLASS IA
                                       ---------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------
                                             2001               2000                 1999            1998
                                          ----------         ----------           ----------      ----------
Net asset value, beginning of
  year ...............................    $    18.50         $    25.16           $    19.46      $    17.29
                                          ----------         ----------           ----------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................          0.02              (0.01)                0.10            0.14
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................         (3.73)             (4.44)                7.25            3.56
                                          ----------         ----------           ----------      ----------
 Total from investment
  operations .........................         (3.71)             (4.45)                7.35            3.70
                                          ----------         ----------           ----------      ----------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................             -              (0.04)               (0.02)          (0.22)
 Distributions from realized
  gains ..............................         (0.01)             (2.17)               (1.63)          (1.31)
                                          ----------         ----------           ----------      ----------
 Total dividends and
  distributions ......................         (0.01)             (2.21)               (1.65)          (1.53)
                                          ----------         ----------           ----------      ----------
Net asset value, end of year .........    $    14.78         $    18.50           $    25.16      $    19.46
                                          ==========         ==========           ==========      ==========
Total return .........................        (20.08)%           (18.66)%              38.53%          21.80%
                                          ==========         ==========           ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................    $1,104,394         $1,528,794           $1,869,185      $1,360,220
Ratio of expenses to average
 net assets ..........................          0.85%              0.78%(c)             0.70%           0.71%
Ratio of net investment
 income (loss) to average ............          0.12%             (0.03)%(c)            0.45%           0.72%
Portfolio turnover rate ..............            45%                53%                  93%            105%


                                        CLASS IA
                                   ------------------                                 CLASS B
                                          YEAR           --------------------------------------------------------------------
                                   ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                                   ------------------    --------------------------------------------------------------------
                                          1997              2001            2000             1999          1998        1997
                                   ------------------    ---------      -----------        ---------      -------    --------
Net asset value, beginning of
  year ...........................     $    16.92        $   18.36      $     25.05        $   19.41      $ 17.27    $  16.91
                                       ----------        ---------      -----------        ---------      -------    --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .........................           0.17             0.01            (0.01)            0.03         0.08        0.12
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...................           1.75            (3.72)           (4.47)            7.24         3.56        1.76
                                       ----------        ---------      -----------        ---------      -------    --------
 Total from investment
  operations .....................           1.92            (3.71)           (4.48)            7.27         3.64        1.88
                                       ----------        ---------      -----------        ---------      -------     -------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............          (0.36)               -            (0.04)               -        (0.19)      (0.33)
 Distributions from realized
  gains ..........................          (1.19)           (0.01)           (2.17)           (1.63)       (1.31)      (1.19)
                                       ----------        ---------      -----------        ---------      -------     -------
 Total dividends and
  distributions ..................          (1.55)           (0.01)           (2.21)           (1.63)       (1.50)      (1.52)
                                       ----------        ---------      -----------        ---------      -------     -------
Net asset value, end of year .....     $    17.29        $   14.64      $     18.36        $   25.05      $ 19.41    $  17.27
                                       ==========        =========      ===========        =========      =======     =======
Total return .....................          11.66%          (20.28)%         (18.86)%          38.17%       21.50%      11.38%
                                       ==========        =========      ===========        =========      =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................     $1,203,867        $ 195,530       $  198,482         $121,052      $47,982     $21,520
Ratio of expenses to average
 net assets ......................           0.69%            1.10%            1.03% (c)        0.95%        0.96%       0.97%
Ratio of net investment
 income (loss) to average ........           0.97%           (0.12)%          (0.28)%(c)        0.16%        0.41%       0.67%
Portfolio turnover rate ..........             57%              45%              53%              93%         105%         57%

42 Financial Highlights                                      EQ Advisors Trust

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):


                                                                          CLASS IA
                                       -------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                             2001            2000            1999             1998          1997
                                       --------------- --------------- ----------------- -------------- --------------
Net asset value, beginning of
  year ...............................    $   19.17       $   22.57        $  19.87        $   18.55      $   17.20
                                          ---------       ---------        --------        ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.38            0.42            0.37             0.41           0.41
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............        (2.77)          (1.99)           4.83             3.03           2.43
                                          ---------       ---------        --------        ---------      ---------
 Total from investment
  operations .........................        (2.39)          (1.57)           5.20             3.44           2.84
                                          ---------       ---------        --------        ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.36)          (0.40)          (0.35)           (0.41)         (0.46)
 Distributions from realized
  gains ..............................            -           (1.43)          (2.15)           (1.71)         (1.03)
                                          ---------       ---------        --------        ---------      ---------
 Total dividends and
  distributions ......................        (0.36)          (1.83)          (2.50)           (2.12)         (1.49)
                                          ---------       ---------        --------        ---------      ---------
Net asset value, end of year .........    $   16.42       $   19.17        $  22.57        $   19.87      $   18.55
                                          =========       =========        ========        =========      =========
Total return .........................       (12.43)%         (6.71)%         26.58%           19.13%         16.87%
                                          =========       =========        ========        =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $1,836,200      $2,293,353      $2,495,787       $1,963,074     $1,630,389
Ratio of expenses to average
 net assets ..........................         0.63%           0.60%           0.53%(d)         0.55%          0.57%
Ratio of net investment
 income to average net
 assets ..............................         2.07%           1.89%           1.71%(d)         2.10%          2.18%
Portfolio turnover rate. .............          170%             80%             98%             102%           121%


                                                                  CLASS IB
                                       ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------
                                            2001          2000         1999         1998        1997
                                       ------------- ------------- ------------ ----------- -----------
Net asset value, beginning of
  year ...............................   $  19.10       $ 22.51      $  19.84     $ 18.52     $ 17.19
                                         --------       -------      -------      -------     -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............       0.35          0.36          0.31        0.36        0.36
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............      (2.76)        (1.99)         4.82        3.03        2.43
                                         --------       -------      -------      -------     -------
 Total from investment
  operations .........................      (2.41)        (1.63)         5.13        3.39        2.79
                                         --------       -------      -------      -------     -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................      (0.32)        (0.35)        (0.31)      (0.36)      (0.43)
 Distributions from realized
  gains ..............................          -         (1.43)        (2.15)      (1.71)      (1.03)
                                         --------       -------      --------     -------     -------
 Total dividends and
  distributions ......................      (0.32)        (1.78)        (2.46)      (2.07)      (1.46)
                                         --------       -------      --------     -------     -------
Net asset value, end of year .........   $  16.37       $ 19.10      $  22.51     $ 19.84     $ 18.52
                                         ========       =======      ========     =======     =======
Total return .........................     (12.59)%       (6.94)%       26.27%      18.83%      16.58%
                                         ========       =======      ========     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $325,151       $326,220     $202,850     $92,027     $35,730
Ratio of expenses to average
 net assets ..........................       0.88%         0.85%         0.78%       0.80%       0.82%
Ratio of net investment
 income to average net
 assets ..............................       2.06%         1.64%         1.44%       1.85%       1.88%
Portfolio turnover rate. .............        170%           80%           98%        102%        121%

EQ Advisors Trust                                     Financial Highlights  43

                       EQ/ALLIANCE TECHNOLOGY PORTFOLIO:

                                                                                         CLASS IA
                                                                          --------------------------------------
                                                                                               MAY 1, 2000*
                                                                            YEAR ENDED              TO
                                                                           DECEMBER 31,        DECEMBER 31,
                                                                               2001                2000
                                                                          -------------- -----------------------
Net asset value, beginning of period ....................................    $   6.68         $   10.00
                                                                             --------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. ................................................      (0.01)              0.01
  Net realized and unrealized loss on investments. ......................      (1.61)             (3.33)
                                                                             --------           -------
  Total from investment operations. .....................................      (1.62)             (3.32)
                                                                             --------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .................................         - #                -
                                                                          -----------           -------
Net asset value, end of period. .........................................    $  5.06          $    6.68
                                                                          ===========           =======
Total return ............................................................     (24.24)%           (33.20)%(b)
                                                                          ===========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................   $ 24,326          $  22,880
Ratio of expenses to average net assets after waivers. ..................       0.90%              0.90%(a)(c)
Ratio of expenses to average net assets before waivers ..................       0.98%              0.96%(a)(c)
Ratio of net investment income to average net assets after waivers ......      (0.31)%             0.25 %(a)(c)
Ratio of net investment income to average net assets before waivers .....      (0.39)%             0.18%(a)(c)
Portfolio turnover rate. ................................................         41%                49%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ............................   $     -#           $      -



                                                                                          CLASS IB
                                                                          ----------------------------------------
                                                                            YEAR ENDED          MAY 1, 2000*
                                                                           DECEMBER 31,              TO
                                                                               2001          DECEMBER 31, 2000
                                                                          -------------- -------------------------
Net asset value, beginning of period ....................................   $      6.67          $ 10.00
                                                                          -------------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. ................................................        (0.03)               -
  Net realized and unrealized loss on investments. ......................        (1.60)           (3.33)
                                                                          -------------          -------
  Total from investment operations. .....................................        (1.63)           (3.33)
                                                                          -------------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .................................            - #              -
                                                                          -------------          -------
Net asset value, end of period. .........................................   $      5.04          $  6.67
                                                                          =============          =======
Total return ............................................................        (24.43)%         (33.30)%(b)
                                                                          =============         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................   $ 320,756           $ 275,140
Ratio of expenses to average net assets after waivers. ..................       1.15%           1.15%(a)(c)
Ratio of expenses to average net assets before waivers ..................       1.23%           1.21%(a)(c)
Ratio of net investment income to average net assets after waivers ......      (0.56)%         (0.00) %(a)(c)
Ratio of net investment income to average net assets before waivers .....      (0.64)%         (0.07)%(a)(c)
Portfolio turnover rate. ................................................         41%             49%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ............................   $      -#            $ -

44 Financial Highlights                                      EQ Advisors Trust

                       EQ/AXP NEW DIMENSIONS PORTFOLIO:




                                                                                             CLASS IB

                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................       $    8.31               $  10.00
                                                                                 ---------               --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................           0.01                    0.01
  Net realized and unrealized loss on investments ........................          (1.30)                  (1.69)
                                                                                 ---------               --------
  Total from investment operations .......................................          (1.29)                  (1.68)
                                                                                 ---------               --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................          (0.01)                  (0.01)
                                                                                 ---------               --------
Net asset value, end of period ...........................................       $   7.01                $   8.31
                                                                                 =========               ========
Total return .............................................................         (15.51)%                (16.78)%(b)
                                                                                 =========               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $ 18,809                $  6,899
Ratio of expenses to average net assets after waivers ....................           0.95%                   0.95% (a)
Ratio of expenses to average net assets before waivers ...................           1.96%                   2.13% (a)
Ratio of net investment income to average net assets after waivers. ......           0.27%                   0.55 %(a)
Ratio of net investment loss to average net assets before waivers ........          (0.74) %                (0.63)%(a)
Portfolio turnover rate ..................................................             20%                     3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................       $   0.05                $   0.02

EQ Advisors Trust                                     Financial Highlights  45

EQ/BALANCED PORTFOLIO(d)(g):

                                                                     CLASS IA
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------
                                        2001            2000           1999          1998           1997
                                  --------------- --------------- -------------- -------------- --------------
Net asset value, beginning of
  period ........................    $   15.20       $   19.18      $   18.51      $   17.58       $   16.64
                                     ---------       ---------      ---------      ---------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........         0.40            0.60           0.52           0.56            0.58
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........        (0.69)          (0.92)          2.69           2.54            1.86
                                     ---------       ---------      ---------      ---------       ---------
 Total from investment
  operations ....................        (0.29)          (0.32)          3.21           3.10            2.44
                                     ---------       ---------      ---------      ---------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............        (0.39)          (0.62)         (0.56)         (0.50)          (0.59)
 Distributions from realized
  gains .........................            -           (3.04)         (1.98)         (1.67)          (0.91)
                                     ---------       ---------      ---------      ---------       ---------
 Total dividends and
  distributions .................        (0.39)          (3.66)         (2.54)         (2.17)          (1.50)
                                     ---------       ---------      ---------      ---------       ---------
Net asset value, end of
 period .........................    $   14.52       $   15.20      $   19.18      $   18.51       $   17.58
                                     =========       =========      =========      =========       =========
Total return ....................        (1.85)%         (1.32)%        17.79%         18.11%          15.06%
                                     =========       =========      =========      =========       =========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................   $2,112,401      $1,914,143     $2,126,313     $1,936,429      $1,724,089
Ratio of expenses to average
 net assets after waivers .......         0.65%            N/A            N/A            N/A             N/A
Ratio of expenses to average
 net assets before waivers ......         0.65%           0.59%          0.44%          0.45%           0.45%
Ratio of net investment
 income to average net
 assets after waivers ...........         2.74%            N/A            N/A            N/A             N/A
Ratio of net investment
 income to average net
 assets before waivers ..........         2.74%           3.17%          2.68%          3.00%           3.30%
Portfolio turnover rate .........          184%            183%           107%            95%            146%

                                                           CLASS IB
                                  ----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,           JULY 8, 1998* TO
                                  --------------------------------------     DECEMBER 31,
                                      2001         2000         1999             1998
                                  ------------ ------------ ------------ -------------------
Net asset value, beginning of
  period ........................   $  15.14    $   19.15    $  18.51         $  19.48
                                    --------    ---------    --------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........       0.35         0.55        0.47             0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........      (0.67)       (0.93)       2.69             0.66
                                    --------    ---------    --------         --------
 Total from investment
  operations ....................      (0.32)       (0.38)       3.16             0.90
                                    --------    ---------    --------         --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............      (0.37)       (0.59)      (0.54)           (0.20)
 Distributions from realized
  gains .........................          -        (3.04)      (1.98)           (1.67)
                                    --------    ---------    --------         --------
 Total dividends and
  distributions .................      (0.37)       (3.63)      (2.52)           (1.87)
                                    --------    ---------    --------         --------
Net asset value, end of
 period .........................   $  14.45    $   15.14    $  19.15         $  18.51
                                    ========    =========    ========         ========
Total return ....................      (2.08)%      (1.58)%     17.50%            4.92%(b)
                                    ========    =========    ========         ========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................   $359,212    $  41,282    $ 10,701         $     10
Ratio of expenses to average
 net assets after waivers .......       0.90%         N/A         N/A              N/A
Ratio of expenses to average
 net assets before waivers ......       0.90%        0.84%       0.69%            0.70%(a)
Ratio of net investment
 income to average net
 assets after waivers ...........       3.72%         N/A          N/A             N/A
Ratio of net investment
 income to average net
 assets before waivers ..........       3.72%        2.92%       2.43%            2.65%(a)
Portfolio turnover rate .........        184%         183%        107%              95%

46 Financial Highlights                                      EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (h):

                                                                      CLASS IA
                                                                 ------------------
                                                                    MAY 18, 2001*
                                                                         TO
                                                                  DECEMBER 31, 2001
                                                                 ------------------
Net asset value, beginning of period ...........................    $    12.26
                                                                    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          0.11
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         (0.26)
                                                                    ----------
  Total from investment operations .............................         (0.15)
                                                                    ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................         (0.13)
  Distributions from realized gains ............................         (0.21)
                                                                    ----------
  Total dividends and distributions ............................         (0.34)
                                                                    ----------
Net asset value, end of period .................................    $    11.77
                                                                    ==========
Total return ...................................................         (1.21)%(b)
                                                                    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................    $   18,000
Ratio of expenses to average net assets after waivers ..........          0.70%(a)
Ratio of expenses to average net assets before waivers .........          0.73%(a)
Ratio of net investment income to average net assets after
 waivers .......................................................          1.69%(a)
Ratio of net investment income to average net assets before
 waivers .......................................................          1.66%(a)
Portfolio turnover rate ........................................            90%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................    $       -#

                                                                                      CLASS IB
                                                                 ---------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                     2001          2000        1999        1998**
                                                                 ------------ ------------- ----------- -----------
Net asset value, beginning of period ...........................   $ 11.73       $ 12.06      $ 11.94      $ 10.00
                                                                   -------       -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................      0.11          0.09         0.11         0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................      0.25         (0.33)        0.31         1.94
                                                                   -------       -------      -------      -------
  Total from investment operations .............................      0.36         (0.24)        0.42         2.00
                                                                   -------       -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................     (0.11)        (0.09)       (0.11)       (0.06)
  Distributions from realized gains ............................     (0.21)            -        (0.19)           -
                                                                   -------       -------      -------      -------
  Total dividends and distributions ............................     (0.32)        (0.09)       (0.30)       (0.06)
                                                                   -------       -------      -------      -------
Net asset value, end of period .................................   $ 11.77       $ 11.73      $ 12.06      $ 11.94
                                                                   =======       =======      =======      =======
Total return ...................................................      3.09%        (1.94)%       3.55%      20.01%
                                                                   =======       =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................  $608,741      $176,049     $133,503      $74,588
Ratio of expenses to average net assets after waivers ..........      0.95%         0.95%        0.94%        0.90%
Ratio of expenses to average net assets before waivers .........      0.98%         0.95%        1.00%        1.20%
Ratio of net investment income to average net assets after
 waivers .......................................................      1.40%         0.91%        1.10%        1.19%
Ratio of net investment income to average net assets before
 waivers .......................................................      1.37%         0.91%        1.04%        0.89%
Portfolio turnover rate ........................................        90%           33%          32%          37%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................  $      -#       $    -      $  0.01       $ 0.02

EQ Advisors Trust                                     Financial Highlights  47

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:

                                                                                         CLASS IB
                                                                      ----------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,    SEPTEMBER 1, 1999*
                                                                      --------------------------          TO
                                                                           2001         2000      DECEMBER 31, 1999
                                                                      ------------- ------------  ------------------
Net asset value, beginning of period ................................   $   9.64      $ 10.76        $   10.00
                                                                        --------      -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...............................................      (0.02)       (0.01)           (0.01)
  Net realized and unrealized gain (loss) on investments ............      (1.37)       (0.34)            0.83
                                                                        --------      -------        ---------
  Total from investment operations ..................................      (1.39)       (0.35)            0.82
                                                                        --------      -------        ---------
  LESS DISTRIBUTIONS:
  Distributions from realized gains .................................      (0.26)       (0.77)           (0.06)
                                                                        --------      -------        ---------
Net asset value, end of period ......................................   $   7.99      $  9.64        $   10.76
                                                                        ========      =======        =========
Total return ........................................................     (14.74)%      (2.87)%           8.09%(b)
                                                                        ========     ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................................   $  5,898     $  3,922        $   2,622
Ratio of expenses to average net assets after waivers ...............       1.05%        1.05%            1.05%(a)
Ratio of expenses to average net assets before waivers ..............       2.36%        2.37%            5.38%(a)
Ratio of net investment loss to average net assets after waivers ....      (0.33)%      (0.11)%          (0.19)%(a)
Ratio of net investment loss to average net assets before waivers ...      (1.64)%      (1.43)%          (4.52)%(a)
Portfolio turnover rate .............................................         46%          81%              45%
Effects of voluntary expense limitation during the period
  Per share benefit to net investment income ........................   $   0.08     $   0.10        $       -



48 Financial Highlights                                      EQ Advisors Trust

                 EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:

                                                                                                     CLASS IB
                                                                                  ----------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,      MAY 1, 1999*
                                                                                  ---------------------------         TO
                                                                                       2001          2000      DECEMBER 31, 1999
                                                                                  ------------- ------------- ------------------
Net asset value, beginning of period ............................................   $  11.28       $  14.10        $  10.00
                                                                                    --------       --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.04           0.10               -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (2.38)         (2.68)           4.10
                                                                                    --------       --------        --------
  Total from investment operations ..............................................      (2.34)         (2.58)           4.10
                                                                                    --------       --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.14)             -               -
  Dividends in excess of net investment income ..................................          -          (0.07)              -
  Distributions from realized gains .............................................      (0.03)         (0.17)              -
                                                                                    --------       --------        --------
  Total dividends and distributions .............................................      (0.17)         (0.24)              -
                                                                                    --------       --------        --------
Net asset value, end of period ..................................................   $   8.77       $  11.28        $  14.10
                                                                                    ========       ========        ========
Total return ....................................................................     (20.89)%       (19.19)%         41.00%(b)
                                                                                    ========       ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................   $101,683       $110,486        $ 52,049
Ratio of expenses to average net assets after waivers ...........................       1.20%          1.20%           1.20%(a)
Ratio of expenses to average net assets before waivers ..........................       1.39%          1.28%           1.65%(a)
Ratio of net investment income to average net assets after waivers ..............       0.39%          0.37%           0.02%(a)
Ratio of net investment income (loss) to average net assets before waivers ......       0.20%          0.29%          (0.43)%(a)
Portfolio turnover rate .........................................................         38%            26%             28%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................   $   0.02       $   0.02        $   0.02

EQ Advisors Trust                                     Financial Highlights  49

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:


                                                                                                    CLASS IB
                                                                                  --------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,     MAY 1, 1999*
                                                                                  -------------------------         TO
                                                                                      2001         2000      DECEMBER 31, 1999
                                                                                  ------------ ------------  -----------------
Net asset value, beginning of period. ...........................................   $  10.46    $   10.32      $   10.00
                                                                                    --------    ---------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.03         0.05           0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (0.24)        0.30           0.35
                                                                                    --------    ---------      ---------
  Total from investment operations ..............................................      (0.21)        0.35           0.37
                                                                                    --------    ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.03)       (0.05)         (0.02)
  Distributions from realized gains .............................................          -#       (0.11)         (0.02)
  Distributions in excess of realized gains .....................................          -        (0.05)         (0.01)
                                                                                    --------    ---------      ---------
  Total dividends and distributions .............................................      (0.03)       (0.21)         (0.05)
                                                                                    --------    ---------      ---------
Net asset value, end of period ..................................................   $  10.22    $   10.46      $   10.32
                                                                                    ========    =========      =========
Total return ....................................................................      (2.01)%       3.56%          3.76%(b)
                                                                                    ========    =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................   $198,364    $ 136,485      $  67,472
Ratio of expenses to average net assets after waivers ...........................       0.95%        0.95%          0.95%(a)
Ratio of expenses to average net assets before waivers ..........................       1.01%        1.01%          1.23%(a)
Ratio of net investment income to average net assets after waivers ..............       0.32%        0.60%          0.63%(a)
Ratio of net investment income to average net assets before waivers .............       0.26%        0.54%          0.35%(a)
Portfolio turnover rate .........................................................         36%          43%            50%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................   $      -#    $   0.01      $    0.01

50 Financial Highlights                                      EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO(d)(e)(f):

                                                                        CLASS IA
                                    --------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------
                                          2001            2000           1999           1998          1997
                                    --------------- --------------- -------------- -------------- ------------
Net asset value, beginning of
  period ..........................    $   25.34       $   29.57      $   25.00      $   19.74      $ 15.16
                                       ---------       ---------      ---------      ---------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.26            0.25           0.28           0.27         0.26
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (3.28)          (3.13)          4.78           5.25         4.64
                                       ---------       ---------      ---------      ---------      -------
 Total from investment
  operations ......................        (3.02)          (2.88)          5.06           5.52         4.90
                                       ---------       ---------      ---------      ---------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.25)          (0.19)         (0.27)         (0.25)       (0.25)
 Distributions from net
  realized gains ..................        (0.02)          (1.16)         (0.22)         (0.01)       (0.07)
                                       ---------       ---------      ---------      ---------      -------
 Total dividends and
  distributions ...................        (0.27)          (1.35)         (0.49)         (0.26)       (0.32)
                                       ---------       ---------      ---------      ---------      -------
Net asset value, end of period.....    $   22.05       $   25.34      $   29.57      $   25.00      $ 19.74
                                       =========       =========      =========      =========      =======
Total return ......................       (11.95)%         (9.58)%        20.38%         28.07%       32.58%
                                       =========       =========      =========      =========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $1,775,556      $2,106,901     $2,618,539     $1,689,913     $943,631
Ratio of expenses to average
 net assets .......................         0.31%           0.32%          0.33%          0.34%        0.37%
Ratio of net investment
 income to average net
 assets ...........................         1.08%           0.87%          1.05%          1.23%        1.46%
Portfolio turnover rate ...........            3%             17%             5%             6%           3%

                                                                 CLASS IB
                                    --------------------------------------------------------------------
                                                                                             MAY 1,
                                                  YEAR ENDED DECEMBER 31,                   1997* TO
                                    ---------------------------------------------------   DECEMBER 31,
                                         2001          2000         1999       1998           1997
                                    ------------- ------------- ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $  25.22       $ 29.50      $ 24.98    $ 19.73       $   16.35
                                      --------       -------      -------    -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.20          0.16         0.21       0.22            0.14
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (3.26)        (3.11)        4.78       5.24            3.48
                                      --------       -------      -------    -------       ---------
 Total from investment
  operations ......................      (3.06)        (2.95)        4.99       5.46            3.62
                                      --------       -------      -------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.19)        (0.17)       (0.25)     (0.20)          (0.17)
 Distributions from net
  realized gains ..................      (0.02)        (1.16)       (0.22)     (0.01)          (0.07)
                                      --------       -------      -------    -------       ---------
 Total dividends and
  distributions ...................      (0.21)        (1.33)       (0.47)     (0.21)          (0.24)
                                      --------       -------      -------    -------       ---------
Net asset value, end of period.....   $  21.95       $ 25.22      $ 29.50    $ 24.98       $   19.73
                                      ========       =======      =======    =======       =========
Total return ......................     (12.15)%      ( 9.81)%      20.08%     27.74%          22.28%(b)
                                      ========       =======      =======    =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $925,533      $928,578      $20,931    $   443       $     110
Ratio of expenses to average
 net assets .......................       0.56%         0.57%        0.58%      0.59%           0.62%(a)
Ratio of net investment
 income to average net
 assets ...........................       0.83%         0.58%        0.78%      0.98%           1.10%(a)
Portfolio turnover rate ...........          3%           17%           5%         6%              3%

EQ Advisors Trust                                     Financial Highlights  51

                     EQ/FI SMALL/MID CAP VALUE PORTFOLIO:

                                                                        CLASS IA
                                    --------------------------------------------------------------------------
                                                                                             NOVEMBER 24,
                                                                                                1998*
                                                                                                  TO
                                    --------------------------------------------------       DECEMBER 31,
                                        2001             2000               1999                 1998
                                    ------------ ------------------- ----------------- -----------------------
Net asset value, beginning of
  period ..........................  $  11.21         $  10.76          $    10.59             $  10.40
                                     --------         --------          ----------             --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.12             0.10                0.03                 0.03
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      0.36             0.48                0.19                 0.23+
                                     --------         --------          ----------             --------
 Total from investment
  operations ......................      0.48             0.58                0.22                 0.26
                                     --------         --------          ----------             --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.08)           (0.13)              (0.05)               (0.06)
 Distributions in excess of
  realized gains ..................         -                -                   -                    -
 Return of capital
  distributions ...................         -                -                   -                (0.01)
                                     --------         --------          ----------             --------
 Total dividends and
  distributions ...................     (0.08)           (0.13)              (0.05)               (0.07)
                                     --------         --------          ----------             --------
Net asset value, end of period       $  11.61         $  11.21          $    10.76             $  10.59
                                     ========         ========          ==========             ========
Total return ......................      4.29%            5.48%               2.07%                2.63%(b)
                                     ========         ========          ==========             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................  $ 18,087         $  7,269          $    2,339             $    747
Ratio of expenses to average
 net assets after waivers .........      0.85%            0.82%(c)            0.75%(c)             0.75%(a)(c)
Ratio of expenses to average
 net assets before waivers ........      0.86%            0.87%(c)            0.84%(c)             0.92%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers .............      1.28%            1.42%(c)            0.40%(c)             0.72%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers                   1.27%            1.37%(c)            0.32%(c)             0.55%(a)(c)
Portfolio turnover rate ...........       106%             196%                192%                 111%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............  $      -#        $   0.01          $     0.01              $  0.17

                                                                           CLASS IB
                                    --------------------------------------------------------------------------------------
                                                                                                           MAY 1, 1997*
                                                         YEAR ENDED DECEMBER 31,                                TO
                                    ------------------------------------------------------------------     DECEMBER 31,
                                        2001         2000               1999              1998               1997
                                    ------------ --------------   ----------------- ----------------- -------------------
Net asset value, beginning of
  period ..........................   $  11.22      $  10.78          $  10.61          $  11.85           $  10.00
                                      --------      --------          --------          --------           --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.06          0.12              0.02              0.05               0.01
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       0.39          0.43              0.17             (1.24)              1.90
                                      --------      --------          --------          --------           --------
 Total from investment
  operations ......................       0.45          0.55              0.19             (1.19)              1.91
                                      --------      --------          --------          --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.06)        (0.11)            (0.02)            (0.04)             (0.01)
 Distributions in excess of
  realized gains ..................          -             -                 -                 -              (0.05)
 Return of capital
  distributions ...................          -             -                 -             (0.01)                 -
                                      --------      --------          --------          --------           --------
 Total dividends and
  distributions ...................      (0.06)        (0.11)            (0.02)            (0.05)             (0.06)
                                      --------      --------          --------          --------           --------
Net asset value, end of period        $  11.61      $  11.22          $  10.78          $  10.61           $  11.85
                                      ========      ========          ========          ========           ========
Total return ......................       4.04%         5.13%             1.80%           (10.02)%            19.15%(b)
                                      ========      ========          ========          ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $429,560      $153,232          $149,618          $166,746           $120,880
Ratio of expenses to average
 net assets after waivers .........       1.10%         1.07%(c)          1.00%(c)          1.00%(c)           1.00%(a)
Ratio of expenses to average
 net assets before waivers ........       1.11%         1.12%(c)          1.09%(c)          1.17%(c)           1.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.03%         1.17%(c)          0.21%(c)          0.47%(c)           0.26%(a)
Ratio of net investment
 income to average net
 assets before waivers                    1.02%         1.12%(c)          0.12%(c)          0.30%(c)          (0.44)%(a)
Portfolio turnover rate ...........        106%          196%              192%              111%                44%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............   $     -#      $     -           $   0.02          $   0.02           $   0.03

52 Financial Highlights                                      EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:

                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                                                         NOVEMBER 24,
                                                                                             1998*
                                                YEAR ENDED DECEMBER 31,                       TO
                                    -----------------------------------------            DECEMBER 31,
                                        2001          2000          1999                     1998
                                    ------------ ------------- --------------      ---------------------
Net asset value, beginning
  of period .......................   $ 20.91        $ 27.40       $ 16.04                 $ 14.18
                                      -------        -------       -------                 -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................      0.07           0.04          0.01                       -
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........     (7.16)         (5.13)        11.83                    1.86
                                      -------        -------       -------                 -------
 Total from investment
  operations ......................     (7.09)         (5.09)        11.84                    1.86
                                      -------        -------       -------                 -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         -              -             -                       -
 Distributions from realized
  gains ...........................         -#             -         (0.48)                      -
 Distributions in excess of
  realized gains ..................         -          (1.40)            -                       -
                                      -------        -------       -------                 -------
 Total dividends and
  distributions ...................         -          (1.40)        (0.48)                      -
                                      -------        -------       -------                 -------
Net asset value, end of period        $ 13.82        $ 20.91       $ 27.40                 $ 16.04
                                      =======        =======       =======                 =======
Total return ......................    (33.89)%       (18.56)%       74.43%                  13.12%(b)
                                      =======        =======       =======                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $43,918        $72,889       $46,248                 $ 5,978
Ratio of expenses to average
 net assets after waivers .........       N/A           0.70%         0.60%(c)                0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers
 ............................ .....      0.72%          0.70%         0.70%(c)                0.79%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............       N/A           0.15%         0.09%(c)               (0.05)%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............      0.02%          0.14%        (0.01)%(c)              (0.24)%(a)(c)
Portfolio turnover rate ...........       278%           203%          184%                     79%
Effect of voluntary expense
 limitation during the period:

 Per share benefit to net
  investment income ...............   $     -        $     -       $  0.01                 $    -

                                                                         CLASS IB
                                       ---------------------------------------------------------------------------
                                                                                                     MAY 1, 1997*
                                                          YEAR ENDED DECEMBER 31,                         TO
                                       --------------------------------------------------------      DECEMBER 31,
                                           2001            2000          1999            1998            1997
                                       -----------     ----------     ----------       --------     --------------
Net asset value, beginning
  of period .......................    $    20.78      $    27.33      $    16.04      $  11.92        $ 10.00
                                       ----------      ----------      ----------      --------        -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................         (0.04)          (0.02)          (0.02)        (0.03)          0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........         (7.04)          (5.13)          11.79          4.15           2.21
                                       ----------      ----------      ----------      --------        -------
 Total from investment
  operations ......................         (7.08)          (5.15)          11.77          4.12           2.23
                                       ----------      ----------      ----------      --------        -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............             -               -               -             -          (0.02)
 Distributions from realized
  gains ...........................             -#              -           (0.48)            -          (0.18)
 Distributions in excess of
  realized gains ..................             -           (1.40)              -             -          (0.11)
                                       ----------      ----------      ----------      --------        -------
 Total dividends and
  distributions ...................             -           (1.40)          (0.48)            -          (0.31)
                                       ----------      ----------      ----------      --------        -------
Net asset value, end of period         $    13.70      $    20.78      $    27.33      $  16.04        $ 11.92
                                       ==========      ==========      ==========      ========        =======
Total return ......................        (34.06)%        (18.83)%         73.62%        34.57%         22.42%(b)
                                       ==========      ==========      ==========      ========        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................    $1,363,276      $2,142,512      $1,665,635      $461,307        $99,317
Ratio of expenses to average
 net assets after waivers .........           N/A            0.95%           0.85%(c)      0.85%(c)       0.85%(a)
Ratio of expenses to average
 net assets before waivers
 ............................ .....          0.97%           0.95%           0.95%(c)      1.04%(c)       1.82%(a)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............           N/A           (0.11)%         (0.16)%(c)    (0.30)%(c)      0.61%(a)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............         (0.23)%         (0.11)%         (0.26)%(c)    (0.49)%(c)     (0.36)%(a)
Portfolio turnover rate ...........           278%            203%            184%           79%           116%
Effect of voluntary expense
 limitation during the period:

 Per share benefit to net
  investment income ...............    $        -      $        -      $     0.01      $   0.02        $  0.04

EQ Advisors Trust                                     Financial Highlights  53

                          EQ/MFS RESEARCH PORTFOLIO:

                                                                                       CLASS IB
                                                                ---------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                    2001          2000         1999        1998
                                                                ------------ ------------- ------------ ----------
Net asset value, beginning of period ..........................   $  14.71     $  17.06      $  14.21    $  11.48
                                                                  --------     --------      --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................       0.01            -#         0.02        0.04
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................      (3.18)       (0.91)         3.24        2.73
                                                                  --------     --------      --------    --------
  Total from investment operations ............................      (3.17)       (0.91)         3.26        2.77
                                                                  --------     --------      --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................      (0.01)       (0.03)        (0.02)      (0.04)
  Distributions from realized gains. ..........................      (0.30)       (1.41)        (0.39)          -
  Distributions in excess of realized gains ...................          -            -             -           -
                                                                  --------     --------      --------    --------
  Total dividends and distributions ...........................      (0.31)       (1.44)        (0.41)      (0.04)
                                                                  --------     --------      --------    --------
Net asset value, end of period ................................   $  11.23     $  14.71      $  17.06    $  14.21
                                                                  ========     ========      ========    ========
Total return ..................................................     (21.82)%      (5.25)%       23.12%      24.11%
                                                                  ========     ========      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................   $683,354     $878,120      $685,270    $407,619
Ratio of expenses to average net assets after waivers .........       0.95%        0.92%         0.85%       0.85%
Ratio of expenses to average net assets before waivers   ......       0.97%        0.94%         0.96%       1.05%
Ratio of net investment income (loss) to average net assets
 after waivers ................................................       0.12%       (0.05)%        0.12%       0.44%
Ratio of net investment income (loss) to average net assets
 before waivers ...............................................       0.10%       (0.08)%        0.01%       0.24%
Portfolio turnover rate .......................................        100%          92%           91%         73%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................   $      -#    $      -      $   0.01    $   0.02

                                                                    CLASS IB
                                                                -----------------
                                                                  MAY 1, 1997*
                                                                      TO
                                                                  DECEMBER 31,
                                                                     1997
                                                                -----------------
Net asset value, beginning of period ..........................    $  10.00
                                                                   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................        0.02
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................        1.58
                                                                   --------
  Total from investment operations ............................        1.60
                                                                   --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................       (0.02)
  Distributions from realized gains. ..........................       (0.01)
  Distributions in excess of realized gains ...................       (0.09)
                                                                   --------
  Total dividends and distributions ...........................       (0.12)
                                                                   --------
Net asset value, end of period ................................    $  11.48
                                                                   ========
Total return ..................................................       16.07%(b)
                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $114,754
Ratio of expenses to average net assets after waivers .........        0.85%(a)
Ratio of expenses to average net assets before waivers   ......        1.78%(a)
Ratio of net investment income (loss) to average net assets
 after waivers ................................................        0.65 %(a)
Ratio of net investment income (loss) to average net assets
 before waivers ...............................................       (0.28)%(a)
Portfolio turnover rate .......................................          51%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................    $   0.03

54 Financial Highlights                                      EQ Advisors Trust

                      EQ/SMALL COMPANY INDEX PORTFOLIO:**




                                                                                                 CLASS IB

                                                                           -----------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                                2001         2000         1999         1998
                                                                           ------------- ------------ ------------ ------------
Net asset value, beginning of year .......................................    $   9.03     $  10.85     $   9.56      $  10.00
                                                                              --------     --------     --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................        0.06         0.09         0.09          0.07
  Net realized and unrealized gain (loss) on investments .................        0.13        (0.55)        1.85         (0.30)
                                                                              --------     --------     --------      --------
  Total from investment operations .......................................        0.19        (0.46)        1.94         (0.23)
                                                                              --------     --------     --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................       (0.05)       (0.08)       (0.09)        (0.07)
  Distributions from realized gains ......................................       (0.02)       (1.28)       (0.56)        (0.13)
  Distributions in excess of realized gains ..............................           -            -            -         (0.01)
                                                                              --------     --------     --------      --------
  Total dividends and distributions ......................................       (0.07)       (1.36)       (0.65)        (0.21)
                                                                              --------     --------     --------      --------
Net asset value, end of year .............................................    $   9.15     $   9.03     $  10.85      $   9.56
                                                                              ========     ========     ========      ========
Total return .............................................................        2.12%       (3.43)%      20.68%        (2.27)%
                                                                              ========     ========     ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................    $ 82,203     $ 72,747     $ 59,931      $ 32,609
Ratio of expenses to average net assets after waivers ....................        0.82%        0.75%        0.71%         0.60%
Ratio of expenses to average net assets before waivers ...................        0.82%        0.93%        1.20%         1.81%
Ratio of net investment income to average net assets after waivers .......        0.74%        0.73%        1.11%         1.18%
Ratio of net investment income to average net assets before waivers ......        0.73%        0.55%        0.62%        (0.03)%
Portfolio turnover rate ..................................................          36%          59%          59%           35%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................    $      -#    $   0.02     $   0.04      $   0.07

---------
*    Commencement of Operations
**   Commenced operations on January 1, 1998.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#    Per share amount is less than $0.01.
(a)  Annualized.
(b)  Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.
(f) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2000 represents the results of operations of the EQ Equity 500 Index Portfolio.
(g) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.
(h) On May 19, 2001, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the Lazard Large Cap Value Portfolio.

EQ Advisors Trust                                     Financial Highlights  55

----------------

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953